Exhibit 10.2.1

Mobile Mini, Inc.
Notice of Grant of Stock Options	ID: 86-0748362
And Option Agreement	7420 S. Kyrene Road, Suite 101
Tempe, Arizona 85283

[NAME]	Option Number:	[Control Number]
[ADDRESS]	Plan:	[Name]
[CITY, STATE, ZIP CODE]	ID:	[ID Number]

Effective [DATE] , you have been granted a(n) Incentive Stock Option to buy [NUMBER] shares of Mobile Mini, Inc. (the Company) stock at [AMOUNT] per share.

The total option price of the shares granted is [AMOUNT].

Shares in each period will become fully vested on the date shown.

Shares	Vest Type	Full Vest	Expiration

[# of Shares]	On Vest Date	[DATE]	[DATE]

By your signature and the Company’s signature below, you and the Company agree that these options are granted under and governed by the terms and conditions of the Company’s Stock Option Plan as amended and this Notice of Grant and Option Agreement (this “Notice of Grant” or this “Agreement”).

[Compensation Committee Signature]	[Date]

Mobile Mini, Inc.	Date

[Employee Signature]	[Date]

Employee	Date

Exhibit 10.2.1

NOTICE OF GRANT
OF
INCENTIVE STOCK OPTION
UNDER
THE MOBILE MINI, INC. 1999 STOCK OPTION PLAN (the “Plan”)

The Compensation Committee of the Board of Directors of Mobile Mini, Inc., (the “Corporation”), has granted to you (“Grantee”) an incentive stock option under, and subject at all times to the provisions of, the Plan to purchase shares of the Corporation’s common stock as listed on the reverse side of this Notice of Grant (the “Option Shares”), at an exercise price of [AMOUNT] U.S. per share (the “Option”) which price is equal to at least 100% of the fair market value of the Option Shares as of [DATE] (the “Grant Date”).

The term of this Option shall commence as of the Grant Date and, subject to the provisions for earlier forfeiture or termination under the Plan and the vesting requirements as set forth below, shall be in effect until the earlier of (i) 5:00 p.m. Mountain Standard Time on the day preceding the tenth anniversary of the Grant Date or (ii) 90 days after the date of termination of Grantee’s employment with the Corporation.

The right of Grantee to exercise this Option shall vest with respect to the number of Option Shares designated on the dates set forth on the reverse side of this Notice of Grant; provided, however, that the Grantee must be employed by the Corporation as of any Vesting Date for Grantee’s rights in the Option Shares to vest. The foregoing shall not affect the right of Grantee to exercise this Option in accordance with the provisions of Section 9 of the Plan with respect to any Option Shares the rights to which have vested in accordance with the vesting requirements set forth herein.

Prior to termination of this Option, Grantee may exercise this Option in whole or in part with respect to any Option Shares the rights to which have vested. The exercise by Grantee of the Option and Grantee’s rights and obligations with respect thereto shall at all times be subject to the provisions of the Plan as in effect from time to time, and the Plan is hereby made a part hereof, as well as all applicable governmental regulations pertaining to the Option and exercise thereof.

NOTICE TO GRANTEE: This Option is intended to be exempt from Section 16(b) of the Securities Exchange Act of 1934, as amended, pursuant to Rule 16b-3 as promulgated thereunder. Rule 16b-3 imposes various requirements, including a holding period requirement with respect to the Option and the Option Shares, for the qualification thereunder. The Corporation makes no representation or warranty that the Option will qualify under such authority or that the applicable holding periods will be satisfied by Grantee under the terms hereof. This Option will be a compensatory option, the tax consequences of which are governed under Section 83 of the Internal Revenue Code of 1986, as amended. GRANTEE IS URGED TO SEEK INDEPENDENT ADVICE WITH RESPECT TO THE CONSEQUENCES UNDER FEDERAL AND STATE SECURITIES AND INCOME TAX LAWS AND THE DUTIES IMPOSED UPON GRANTEE RELATED TO THE GRANT, EXERCISE AND DISPOSITION OF THIS OPTION AND THE OPTION SHARES.

ACCEPTANCE: By your signature on the reverse side of this form you accept the Option described in this Notice of Grant, and agree to exercise the same only in accordance with the terms and provision of this Agreement and the Plan, and further agree by the acceptance of this Option to be bound by and to comply with all terms and conditions of the Plan. By signing this form you acknowledge that you have received a copy of the Plan, and understand that you may receive a copy of the Plan as amended and effect at any time by requesting a copy from the Corporation’s Secretary.

To accept this Option you must sign and date this Notice of Grant where indicated on the reverse side and return the signed form to us at the following address: Attn: Benefits Department, Mobile Mini, Inc., 7420 S. Kyrene Road, Suite 101, Tempe, AZ 85283. Completed forms MUST be returned to the corporate office at this address no later than [DAY], [DATE].